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      [LOGO]                                                        EXHIBIT 10.1

                                                              Etec Systems, Inc.
Agreement No. 1224                                        26460 Corporate Avenue
                                                              Hayward, CA  94545




                            SYSTEM PURCHASE AGREEMENT

This Agreement is entered into between Etec Systems, Inc. ("Etec"), 26460 Corporate Avenue, Hayward, California 94545 and Align-Rite International ("Customer"), 2428 Ontario Street, Burbank, California 91504-3195.

1.0 CONTRACT DOCUMENTS

     1.1 System Purchase Agreement No. 1224.

     1.2 Exhibit A

          o Exhibit A-1: ALTA 3500 Acceptance Test Procedure No. 7040-0015, Rev. B.

          o    Exhibit A-2: MEBES IV Acceptance Test Procedure No. 0920-2553,
               Rev. B.

     1.3 Exhibit B

          o    Exhibit B-1: ALTA 3500 Technical Description No. 7060-0012, Rev.
               A.

          o Exhibit B-2: MEBES III to MEBES IV-TFE Retrofit (Product Performance Specification) No. 0999-0225, Rev. A.

     1.4 Exhibit C

          o    Exhibit C-1: ALTA 3500 Facility Planning Manual No. 7380-0004,
               Rev. A.

          o Exhibit C-2: ALTA 3500 Electrical Installation Guide No. 7460-0011, Rev. A.

          o    Exhibit C-3: MEBES IV Facility Planning Manual No. 0900-2496,
               Rev. B.

     1.6 Exhibit D

          o    Exhibit D-1: ALTA 3500 End User Software License Agreement No.
               93531.

          o    Exhibit D-2: ALTA 3500 End User Software License Agreement No.
               93532.



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     1.7 Exhibit E - MEBES Software Configuration Sheets

          o Exhibit E-1: Software Configuration Sheet for MEBES system Serial No. 37.

          o Exhibit E-2: Software Configuration Sheet for MEBES system Serial No. 40.

          o Exhibit E-3: Software Configuration Sheet for MEBES system Serial No. 71.

          o Exhibit E-4: Software Configuration Sheet for MEBES system Serial No. 90.

          o Exhibit E-5: Software Configuration Sheet for MEBES system Serial No. 94.

          o Exhibit E-6: Software Configuration Sheet for MEBES system Serial No. 109.

          o Exhibit E-7: Software Configuration Sheet for MEBES system Serial No. 132.

     1.8 Exhibit F - (Blank) National Financing Statement (Form UCC1)

2.0 ORDER OF PRECEDENCE


     The terms of this Agreement are to be considered together. The order of precedence listed in Section 1.0 shall apply to resolve any conflict.

3.0 SYSTEM PURCHASE

     3.1 Customer shall purchase the following from Etec:

          3.1.1 One (1) ALTA 3500 System, for installation at Customer's facility in Bridgend, UK ("System #1").

          3.1.2 One (1) ALTA 3500 System, for installation at Customer's facility in Burbank, California, USA ("System #2").

          3.1.3 Upgrade for a MEBES III system currently owned by Customer and installed at Customer's facility in Burbank, California, USA ("Upgrade"). Customer will notify Etec in writing of the serial number of this system on or before September 30, 1998.

     3.2 System #1 and System #2 are sometimes collectively referred to in this Agreement as "Systems."

     3.3 The Upgrade will be to a MEBES IV TFE configuration and will include the modules, software and other features as described in the "MEBES III to MEBES IV-TFE Retrofit (Product Performance Specification) No. 0999-0225, Rev. A," attached hereto as Exhibit B-2. The Upgrade will also include a spare TFE gun. The Upgrade must be installed on a MEBES III with a High Throughput Memory (HTM) System (80 MHz). Following Customer's notification of the serial number of the MEBES III system to be upgraded, Etec will conduct an on-site audit of said MEBES III system and its performance prior to installation of the Upgrade. All software licenses currently in effect with respect to the existing MEBES III system shall also apply to the Upgrade.

     3.4 OPTION. In consideration of Customer's order pursuant to this Agreement, Etec grants Customer an option to upgrade two (2) additional MEBES III systems (with Customer-supplied HTM) to the MEBES IV-TFE configuration. A spare TFE gun for each upgrade will be included. [*].

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          [*]Shipment of the upgrades will be at Etec's then current availability, presently estimated to be eight (8) months following receipt of notification of Customer's election to exercise the option. Following receipt of Customer's purchase order, Etec will provide an acknowledgment with a scheduled delivery date. Each upgrade will be completed within four (4) months of delivery of parts to Customer's system meeting the requirements specified in the "MEBES III to MEBES IV-TFE Retrofit (Product Performance Specification) No. 0999-0225, Rev. A," attached hereto as Exhibit B-2, or then current revision thereof. [*]

     3.5 OPTION. In consideration of Customer's order pursuant to this Agreement, Etec grants Customer an option to purchase two (2) used High Throughput Memory (HTM) systems [*]. At the present time, Etec does not own said used HTM systems, and as such, this offer is subject to availability, currently estimated at June 1998 and January 1999, respectively. [*]

     3.6 Upon receipt, acknowledgment and acceptance of Customer's purchase order pursuant to this Agreement, Etec will install one (1) MEBESNET option, Part Number 0751-0700-040, on MEBES system serial number 37, and one (1) MEBESNET option, Part Number 0751-0700-040, on MEBES system serial number 94, which systems are currently installed at Customer's Bridgend, UK and Burbank, California facilities respectively. [*]. Estimated delivery of these options will be fourteen (14) weeks after receipt and acknowledgment of Customer's purchase order. Etec will use reasonable efforts to expedite the delivery of each of the MEBESNET units with delivery of the first MEBESNET to MEBES system serial number 37 in Bridgend, UK.

     3.7 Upon receipt, acknowledgment and acceptance of Customer's purchase order pursuant to this Agreement, Etec will install one (1) Write-From-Link software option, Part Number 0735-0038-000, at Customer's facility in Bridgend, UK, and one (1) Write-From-Link software option, Part Number 0735-0038-000, at Customer's facility in Burbank, California USA. Customer will advise Etec in writing of the serial numbers of the specific systems which are to receive these options. [*]. Estimated delivery of these options will be two (2) week after Etec's receipt of notification from Customer of the serial numbers of the specific systems which are to receive these options.

     3.8 In consideration of Customer's order pursuant to this Agreement, and upon receipt, acknowledgment and acceptance of Customer's purchase order in connection therewith, Etec agrees to:

          3.8.1 [*]

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          3.8.2 [*] Such software options currently enabled and specified on the
                Configuration Sheets attached collectively to this Agreement as Exhibit E and will be provided by Customer to Etec no later than June 1, 1998.

          3.8.3 provide Customer with a right of first refusal on the next three used CORE lithography systems received in trade by Etec, at Etec's then current resale price. Etec will provide Customer with quotations for each such system. A purchase order from Customer, consistent with the terms and conditions of Etec's quotation(s), will be required within thirty (30) days of Customer's receipt of such quotation(s). The failure of Customer to submit such a purchase order within the specified time will relieve Etec of all obligations with respect to any such quoted system.

     3.9 Etec's approval of Customer's purchase order pursuant to this Agreement is also conditioned upon the occurrence of either of the following events:

          3.9.1 issuance of a replacement purchase order by a reputable leasing company approved by Etec, no later than thirty (30) days prior to the shipment of System #1; or

          3.9.2 a commitment letter from Customer's bank stating that it has agreed to finance this transaction through its completion, said letter to be received by Etec no later than thirty (30) days prior to the shipment of System #1.

     3.10 Etec shall acknowledge Customer's purchase order(s) in writing within fifteen (15) days. Upon Etec's written agreement that all the terms of Customer's order (including quantity, configuration, price, payment terms and delivery schedule) are acceptable to Etec, Customer's order shall be deemed to have been accepted under the terms and conditions of this Agreement. This Agreement shall supersede all printed terms and conditions contained in Customer's order(s) and Etec's acknowledgment(s).

4.0  INSPECTION AND PLANT VISITS

     Customer's authorized representatives may visit the facilities where the Systems are being manufactured or tested during Etec's normal business hours. Visits shall be approved by Etec and conducted to minimize any impact on schedule or cost. Customer shall not be permitted to operate, use or test Systems prior to final acceptance at Customer's site except as otherwise provided in Exhibit A.

5.0     CHANGES

        At any time prior to shipment of Systems, Customer may, by written order and with Etec's approval:

          5.1 order additional work or issue additional instructions within the general scope of this Agreement; or

          5.2 make changes within the general scope of this Agreement in any one or more of the following areas:

                5.2.1  drawings, designs or specifications;



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               5.2.2  method of shipment or packing; or

               5.2.3  place of delivery.

        If any Customer change causes an increase in the cost of or time required for performance of this Agreement, an equitable adjustment shall be made in the Purchase Price, delivery schedule, or other affected terms. The adjustment shall be by mutually agreed written amendment to this Agreement. In addition, if any change affects the performance of Systems, Exhibits A and B shall be amended accordingly.

6.0  CUSTOMER FACILITIES

     6.1 Performance of the Systems and Upgrade to specifications is based upon their installation in a facility which meets or exceeds the requirements of Exhibit C and which has demonstrated electron beam or optical resist processing capability as specified in Exhibit C, as appropriate. Accordingly, Customer agrees to provide Etec with a report which details the status of the facility design, construction and materials in relation to schedule milestones. Customer will be responsible for system failure due to facilities deficiencies.

     6.2 Customer shall make its facility available for Etec's inspection at least 14 days before the start of Factory Acceptance for the Systems, and at least 30 days prior to shipment of the Upgrade. At that time Etec will verify that the facility and process meets or exceeds specifications. If the facility fails to meet specifications, Etec may recommend modifications that Customer may choose to accept or reject. If Customer chooses to reject Etec's recommendations, then Customer must waive that portion of the specifications or acceptance criteria that may be affected by the lack of proper facilities as designated by Etec.

          6.2.1 The determination that Customer's facility is deficient will be a joint decision made by Etec and Customer. Any re-audit of Customer's facility by Etec will be at Customer's expense.

          6.2.2 If Customer's facility is determined to be deficient, then the final progress payment shall be due at Etec's scheduled shipment date for the Systems. If Customer requests installation of the Systems and Upgrade without re-audit of the facility, Customer shall be responsible for Etec's reasonable direct expenses explicitly associated with failure of the facility to meet specifications. In addition, in the event that the shipment is delayed due to facility deficiencies, Etec, at its option, may store the Systems and Upgrade at its plant or at Customer's site, at Customer's expense. Selection of the actual storage location shall be determined by mutual agreement between Customer and Etec. If a mutually agreeable site is not determined, Etec will determine the storage location at Customer's expense.

     6.3  (Applicable to ALTA 3500 Systems only)

          Two (2) weeks prior to the Etec-scheduled System acceptance at Customer's site ("Final Acceptance"), an assessment will be made of Customer's anisotropic process. If at this time Customer's anisotropic process does not meet or exceed the specifications in Table 6.3 below, all Final Acceptance plates will be developed/processed using Etec process facilities. Upon development, processing and metrology, said Final Acceptance plates and measurement data will be sent to Customer.


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                       PROCESS PERFORMANCE SPECIFICATIONS
                                    TABLE 6.3

DATA ITEM                                       PERFORMANCE CRITERIA
---------                                       --------------------
CD sensitivity to dose for 2.0 um clear lines        <= 4 nm/%
as exposed by the 3500

CD error contribution from the mask blank            < +/-10 nm

Nominal CD shall be achieved at the isofocal dose

Chrome etch undercut                                 < 10 nm/edge

Latent image instability                             < 10 nm over 6 hours

7.0  IMPORT/EXPORT APPROVALS

     7.1 The parties hereby covenant that no commodities or technical data (including computer software) agreed to be sold under this Agreement will be sold, leased, delivered, transferred or conveyed to any person in any country in contravention of any export or import laws, regulations, executive orders or decrees of the United States Government or any agencies thereof.

     7.2 Customer shall assist Etec in obtaining all required export and import licenses, permits, approvals, certificates and verifications before shipment of the Systems and Upgrade.

8.0  SHIPPING AND DELIVERY

     System #1 is shipped CIP Bridgend, UK. System #2 is shipped FCA Beaverton, Oregon. The Upgrade is shipped FCA Hayward, California.

     Etec's current scheduled shipment date of System #1 [*]. Etec's current scheduled shipment date of System #2 [*]. Etec's current scheduled shipment date of the Upgrade [*].

     Etec shall prepay and Customer shall be billed for all freight costs, including return of packing containers. Customer shall supply all labor and equipment needed for unloading the Systems and Upgrade from the carrier. Customer shall not unload or unpack any product except in the presence of qualified Etec personnel, or if authorized in writing by Etec to do so.

9.0  ACCEPTANCE

     9.1 Customer acceptance of the Systems will occur twice; once at Beaverton ("Factory Acceptance") and after installation at the delivery point (Final Acceptance or "CFA"). The specification for Systems for butting will be less than or equal 18nm mean plus (range divided 2). This specification and acceptance test criteria supercede that described in Exhibit A and B. Etec will provide Customer with revised Exhibits A and B no later June 30, 1998. Customer acceptance of the Upgrade will occur once, following installation at the delivery point (Final Acceptance or CFA). Acceptance tests will be performed in accordance with Exhibit A as applicable. Upon successful completion of tests, Customer's representative shall execute the appropriate "Acceptance Form" and shipment of the System and Upgrade from Etec's facility constitute an irrevocable commitment to purchase. Any unauthorized use of the Systems or Upgrade by Customer prior to completion of Final Acceptance shall be deemed to be a waiver of the Final Acceptance test and the balance of the Purchase Price shall then become due and payable and the Warranty Period shall begin.



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          9.2   Etec will notify Customer at least two (2) weeks prior to the start of Factory Acceptance for the Systems, and at least two
                (2) weeks prior to the estimated shipment date of the Upgrade. If Customer unreasonably delays the start of Factory Acceptance, customer understands that Etec may proceed with Factory Acceptance tests and agrees to pay Etec the associated milestone payment upon Etec's presentation of satisfactory Factory Acceptance test results.

          9.3 Customer agrees that it will not unreasonably prevent the start of Final Acceptance nor unreasonably delay the completion of Final Acceptance. If there are delays, other than Force Majeure, that prevent the start or completion of Final Acceptance after ninety days from shipment of the Systems or Upgrade, Customer agrees to waive the Final Acceptance test, the balance of the Purchase Price shall become due and payable and the Warranty Period shall begin.

          9.4 Etec will undertake an engineering program for the purposes of improving butting to the original 15 nm performance. Any result that produces a deliverable engineering change order (ECO) or procedure will be made available to Customer immediately [*].

10.0 TRAINING

     Etec will provide [*] technical training sessions in use and operation of the Systems and the initial Upgrade for up to three (3) of Customer's personnel at each training session at the Customer's facility following Final Acceptance of the Systems, consistent with Etec's then-offered system training. Customer will bear all expenses for its personnel, including but not limited to transportation, meals, and lodging.

11.0 PAYMENT TERMS

     The total price for the Systems and Upgrade listed in Customer's order as accepted by Etec (the "Purchase Price") is payable in United States currency to Etec Systems, Inc., in the following ways:

               1) By Wire:          Sanwa Bank of California, Los Angeles, CA
                  (Preferred)       Account Name: Etec Systems, Inc.
                                    ABA #122-003-516
                                    Account #1132-56384
                      or

               2) By Mail to:       Etec Systems, Inc.
                                    P.O. Box 45911
                                    San Francisco, California 94145 USA

     The purchase price for each system is payable as follows:

     SYSTEMS:

     11.1 First Payment - [*] is due net thirty (30) days from invoice date upon receipt, acceptance and acknowledgment of Customer's Purchase Order.

     11.2 Second Payment - [*] is due net thirty (30) days from invoice date upon completion of Factory Acceptance Tests ("FAC").


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     11.3 Third Payment - [*] is due net thirty (30) days from invoice date upon the earliest completion of either of the following two events: 1)
          Final Acceptance Tests ("CFA") conducted at Customer's site following installation; or 2) Ninety (90) days after Factory Acceptance, if failure to complete CFA is not caused by Etec.

     11.4 [*]

     UPGRADE:

     11.5 First Payment - [*], upon receipt, acceptance and acknowledgment of Customer's Purchase Order.

     11.6 Second Payment - [*] is due net thirty (30) days from invoice date upon shipment.

     11.7 Third Payment - [*], is due net thirty (30) days from invoice date upon the earliest completion of either of the following two events: 1) CFA conducted at Customer's site following installation; or 2) One hundred twenty (120) days after shipment, if failure to complete CFA is not caused by Etec.

12.0 TAXES

     The Purchase Price excludes all applicable Federal, State or local sales, use, excise or similar taxes. Customer shall reimburse Etec for all applicable foreign import duties, taxes or other similar charges.

13.0 TITLE

     13.1 Title shall transfer to Customer for System#1 upon delivery to Customer's destination in Bridgend, UK and for System#2 and Upgrade upon shipment from Etec's manufacturing facilities. Etec shall retain and Customer grants a security interest in the Systems and Upgrade for the unpaid portion of the Purchase Price and any other unpaid amounts due until such monies have been received. Customer shall execute all necessary documents, including, if required, National Financing Statement(s) or similar document to perfect Etec's security interest (a sample blank National Financing Statement is attached hereto as Exhibit F) and shall assist Etec in the filing thereof. Further, Etec shall retain title to all System and Upgrade spare parts supplied by Etec and stored at Customer's site for use in connection with warranty replacement or maintenance requirements.

     13.2 [*] title to material, both software and hardware, removed from equipment by Etec as a consequence of an installation of accessory equipment or upgrade purchased or provided to Customer, including Field Change Notices, shall automatically revert back to Etec. Etec reserves the right to remove such material from Customer's equipment and from Customer's site at such time or after installation of accessory or upgrade with no further obligations or liabilities to Customer concerning such material.

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14.0 RISK OF LOSS

     Etec bears the risk of loss or damage to System#1 until delivered to Customer's Bridgend UK facility, System#2 and Upgrade risk of loss or damage is transferred to Customer upon delivery to the carrier at Beaverton, Oregon or Hayward, California. Thereafter, Customer bears the risk of loss or damage. If the Systems or Upgrade are damaged or destroyed while Customer bears the risk of loss and Customer chooses not to repair or replace the Systems or Upgrade or initiate any action within four weeks after the loss or damage, Etec shall be relieved of all further obligations under this Agreement and the balance of the Purchase Price shall become immediately due and payable less the value of the warranty. Customer bears the risk of loss for spare parts while they are stored at Customer's site.

15.0 INSURANCE

     Etec shall maintain insurance coverage for System #1 until it arrives at Customer's site. Prior to shipment of System #2 and the Upgrade, Customer shall provide a certificate evidencing all-risk insurance coverage and Customer shall be responsible for such insurance.

16.0 WARRANTY

     16.1 [*] if the delay in completing the CFA is due solely to Customer, the Warranty Period will begin for Systems ninety (90) days after shipment to Customer, or, for the Upgrade, one hundred twenty (120) days after shipment to Customer, whichever occurs first ("Warranty").

     16.2 Customer shall be entitled to purchase an extended warranty on the Upgrade[*] for a period not to exceed two (2) years following completion of the initial 90-day warranty period.

     16.3 Etec warrants that software, if operated in accordance with Etec's instructions, will substantially achieve the functionality described in the applicable Etec software manual. Etec does not warrant, however, that Customer's use of software will be uninterrupted or that its operation will be error-free. Customer waives all rights under this Warranty if it fails to provide Etec with notice of any claimed defect or claimed failure to meet specifications within the Warranty Period.

     16.4 During the Warranty Period, Etec shall repair or replace the defective part(s), including lasers or TFE sources, or repair or replace software, or make such adjustments as are necessary for the Systems to meet the specifications in Exhibit B (including one (1) optics cleaning for each System), if Etec is satisfied of all of the following:

          16.4.1 that the Systems or any part thereof, or any software, is defective or fails to meet specifications,

          16.4.2 that the defect or failure is covered by this Warranty, and

          16.4.3 that the terms of this Warranty have been complied with.


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          [*]

          Replacement parts may be new or reconditioned (functionally equivalent to new).

          16.5 Parts and materials normally recognized as consumables which are required for Systems maintenance and repair during the Warranty Period will be billable to Customer at Etec's then current price.

          16.6 Warranty includes software updates released during the Warranty Period. During the Warranty Period, preventive maintenance and remedial repairs will be provided by an Etec (ALTA 3500 trained) Customer Support Representative [*] on an on-call basis, forty (40) hours per week during the hours of 8:00 a.m. to 5:00 p.m., or as local customs prevail, Monday through Friday, with a response time to arrive at Customer's site within two (2) hours, except during Etec's published Holiday periods, when no coverage will be provided. Maintenance and repairs at all other times will be provided on a priority basis as available and will be billable at the prevailing service rates. Maintenance and repairs after the expiration of the Warranty Period will be provided at Etec's then-current billable rates or per a separate service contract.

          16.7 Applications support for the Systems during the Warranty Period shall include the availability of an Etec applications specialist for telephone consultations during this period and for one week process training following CFA at Customer's facility [*].

          16.8 This Warranty does not apply to any System not operated, used or maintained in accordance with Etec's operating and maintenance instructions, nor shall it apply to any System which has been modified, altered or repaired by anyone other than Etec or Etec's authorized representative. Further, this Warranty shall not apply if any defect or failure to meet specifications results from or is caused by accident, negligence, misapplication, attachment of incompatible devices, Customer's failure to maintain its facility in accordance with the specifications in Exhibit C, Customer's use of operating supplies or expendable components which do not meet or exceed the quality level specified by Etec, or equipment added or installed by Customer.

          16.9 This Warranty does not cover furniture or expendable operating supplies, including (but not limited to) masks, wafers, filters or magnetic tape.

          16.10 This Warranty shall extend to Customer or its legal successors only, and is not assignable without the prior written consent of Etec. This Warranty shall apply only to the country in which Systems were first installed by Etec.

          16.11 THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND AGAINST INFRINGEMENT.

17.0 TERMINATION

     The parties may terminate this Agreement for the reasons listed below. Except as


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        otherwise expressly provided in this Agreement, the right of termination is the sole and exclusive remedy available to either party.

        17.1 This Agreement may be terminated by Etec upon the occurrence of any of the following:

                17.1.1 Customer's default or breach of any material term or condition of this Agreement, including but not limited to failure to make payments as scheduled, and failure of Customer to cure the default or breach within ninety days after receipt of notice from Etec;

                17.1.2 insolvency or institution by Customer of any voluntary proceedings under any insolvency or bankruptcy law, the adjudication of Customer as bankrupt or insolvent, the appointment of a receiver for Customer's property, or assignment by Customer for the benefit of creditors.

        17.2 This Agreement may be terminated prior to Factory Acceptance by Customer upon the occurrence of any of the following:

                17.2.1 Etec's default or breach of any material term or condition of this Agreement and failure of Etec to cure the default or breach within ninety days after receipt of notice from Customer specifying the default or breach;

                17.2.2 insolvency or institution by Etec of any voluntary proceedings under any insolvency or bankruptcy law, the adjudication of Etec as bankrupt or insolvent, the appointment of a receiver for Etec's property or any assignment by Etec for the benefit of creditors; or

                17.2.3 the destruction or damage beyond repair of the System when risk of loss or damage rests upon Etec, provided that Customer notifies Etec in writing of its election to terminate this Agreement within two weeks after notice that the System has been destroyed or damaged beyond repair.

        17.3 If Etec terminates this Agreement pursuant to this Section, Etec shall recover payment from Customer for any amount that has accrued or become payable at or prior to the date of termination. Thereafter each party shall be relieved and discharged from all obligations under this Agreement.

        17.4 If Customer terminates this Agreement pursuant to this Section, Etec shall promptly return all payments made to Etec for that System and each party shall be relieved and discharged from all obligations under this Agreement.

18.0    TERMINATION FOR CONVENIENCE

        Customer may terminate this Agreement for its convenience upon payment of: 1) the Termination Charges listed below, and 2) any and all license fees waived pursuant to Section 3.8 of this Agreement. In addition, upon such termination for convenience, Etec will revoke Customer's options to purchase additional MEBES upgrades, HTMs and used CORE systems pursuant to Sections 3.4, 3.5 and 3.8 of this Agreement.

        For termination under this Section to be effective, Etec must have received both written notice of termination and payment as specified above. The Termination Charge shall be


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        computed as a percentage of the Purchase Price in accordance with the following schedule:

        18.1    For Systems:

                18.1.1  termination following receipt of purchase order but no

                18.1.3 later than the 181st day before estimated shipment: 20% of Customer's purchase order amount [*];

                18.1.4 termination effective on or after the 180th day but no later than the 91st day before estimated shipment: 30% of Customer's purchase order amount [*]; and

                18.1.5 termination effective on or after the 90th day but no later than the 31st day before estimated shipment: 50% of Customer's purchase order amount [*].

        18.2    For Upgrade:

                The Termination Charge will [*].

        18.3 Customer shall not have the right to terminate this Agreement for convenience within 30 days prior to estimated shipment of Systems or Upgrade. Customer agrees that the Termination Charges shall be Etec's liquidated damages in the event of breach and that they are reasonable in amount in light of the anticipated harm and the difficulties of proof of loss. Termination charges are non-refundable and may not be applied to any other purchase by or on the behalf of Customer nor may they be used as a setoff of outstanding accounts.

19.0    FORCE MAJEURE

        Etec shall not be responsible for failure to perform due to unforeseen circumstances or causes beyond its reasonable control. Examples of such causes are natural disaster, war, riot, embargo, fire, flood, accident, strike, injunction, shortage of transportation, power, material, acts of any Government or agency thereof, or any act or condition beyond the reasonable control of Etec.

20.0    INFRINGEMENT INDEMNITY

        Etec, at its own expense, will defend any action brought against Customer to the extent that such action is based on a claim that any Licensed Program (as defined in Exhibit D hereto) used within the scope of the license hereunder infringes a United States patent or copyright, provided Customer notifies Etec promptly in writing of the action (and all prior claims relating to such action), and Etec has sole control of the defense and all negotiations for its settlement or compromise. In the event any Licensed Program becomes, or in Etec's opinion is likely to become, the subject of a claim of infringement of a patent or copyright, Etec alternatively may, at its option, either secure the Customer's right to continue using the Licensed Program, or replace or modify it to make it non-infringing, provided such modifications meet the specifications as described in Exhibit B. Etec shall have no liability for any claim of copyright or patent infringement based on (a) use of other than a current unaltered release of the Licensed Program available from Etec; or (b) use or combination of the Licensed Program with programs or data not supplied by Etec; or (c) compliance with Customer's specifications, designs or instructions; or (d) a modification of the Licensed


----------

[*] Confidential Treatment has been requested with respect to the omitted portions.

        Programs, other than by Etec, to the extent such modification causes the infringement. THE FOREGOING STATES THE ENTIRE LIABILITY OF ETEC WITH RESPECT TO INFRINGEMENT OF ANY COPYRIGHTS OR PATENTS BY THE LICENSED PROGRAMS OR ANY PARTS THEREOF.

21.0    LIMITATION OF LIABILITY

        21.1 IN NO EVENT SHALL ETEC BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF ANTICIPATED PROFIT, WHETHER CUSTOMER'S CLAIM IS BASED ON CONTRACT, NEGLIGENCE, OR OTHERWISE.

        21.2 This limitation of liability shall survive termination or expiration of the Agreement. Any action against Etec must be commenced within one year from the date the cause of action accrues.

22.0    PROPRIETARY INFORMATION: TITLE TO DOCUMENTS AND DRAWINGS

        22.1 Customer shall obtain the written consent of Etec before any specifications, records, drawings, data or other technical information related to this Agreement is released to anyone other than Customer's directors, officers, employees, accountants or attorneys.

        22.2 Customer shall not reverse-assemble, reverse-compile or otherwise reverse-engineer any Licensed Program described in Exhibit D in whole or in part.

        22.3 If Customer attempts to reverse-engineer, use, copy, transfer or disclose any Licensed Program described in Exhibit D or documentation in a manner contrary to the provisions of this Agreement or in derogation of Etec's proprietary rights, Etec shall have, in addition to any other remedies available to it, the right to injunctive relief enjoining such action.

        22.4 Unless specifically agreed otherwise by Etec, or provided for in Exhibits B or D, Etec shall at all times have title to all documents, materials, designs, manufacturing processes and other essential elements furnished by Etec to Customer. Customer shall exercise reasonable care to prevent disclosure of such information to any third party and will not use the information for its own benefit or for the benefit of others except as may be authorized in writing by Etec, unless and to the extent the information becomes publicly known through no fault of Customer. Upon Etec's request, Customer shall promptly return all such information to Etec. The obligation under this
                 Section 22.0 shall survive termination of this Agreement.

23.0    ASSIGNMENT

        Neither party shall assign any right or obligation arising from this Agreement without the prior written consent of the other. Any purported assignment without such consent shall be void.

24.0    PUBLICITY

        This Agreement and its Exhibits are confidential. Neither party will engage in any type of publicity, including the publication of technical papers, relating to this Agreement without first reviewing the proposed public statements with the other party and obtaining the other's written approval. Consent will not be unreasonably withheld by either party.

25.0    DISPUTE RESOLUTION

        25.1 Mediation. The parties to this Agreement believe in prompt and peaceful resolution of differences. Prior to the initiation of any legal proceedings under this Agreement, the parties shall first attempt to resolve their differences directly. If unable to do so, the disagreement shall be submitted to mediation with a mediator that is mutually agreeable to the parties. All parties agree to conduct mediation in good faith and to share the costs.

        25.2 Attorneys' Fees. If suit or action is filed by any party to enforce the provision of this Agreement, or for the breach thereof, or if legal proceedings are otherwise commenced with respect to the subject matter of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees as fixed by the trial court, and if any appeal is taken from the trial court, reasonable attorneys' fees as fixed by the appellate court.

26.0 CE MARK CERTIFICATION (applicable to initial European Union installations only)

        26.1 Etec will provide CE Mark certification for those systems destined for initial installation within the European Union. CE Mark certification requires Customer to provide certain documentation to Etec and prepare the System installation site to the requirements defined in Exhibits B and C. Etec will provide Customer with sufficient information for Customer to design and construct facilities in compliance with the CE Mark. All costs for the design and construction of the facility will be borne by Customer. Customer and Etec will work together to ensure that the installed system meets the CE Mark regulations valid at the time of delivery.

        26.2 Customer agrees to provide to Etec all documentation specified in Exhibit B, ALTA 3500 Technical Description, a minimum of two
                 (2) months prior to the estimated start of Factory Acceptance.

        26.3 Once the CE Mark certification is completed for the System, Customer agrees to consult with Etec prior to performing 1) any configuration changes to the system/facility or 2) physical movement of the System. Etec will review any proposed changes/movement with the appropriate European Union Competent Body to maintain CE Mark compliance. Any costs associated with maintaining CE Mark compliance will be borne by Customer.

        26.4 Customer agrees to consult with Etec prior to physical movement of the System from outside the European Union into a member country within the European Union. Etec will review any proposed physical movements with the appropriate European Union Competent Body to determine the requirements necessary for CE Mark compliance. Customer will bear all expenses necessary for bringing Customer site and the System into CE Mark compliance.

27.0   YEAR 2000 (Y2K) READINESS

       Systems and Upgrade when accepted by Customer may or may not be Y2K ready. An Etec product is designated as being Y2K ready when it will correctly process, calculate, compare and sequence date data from, into and between the twentieth and the twenty-first centuries, including leap year calculations, when used in accordance with the associated Etec product documentation and provided that all hardware, firmware and software used in combination with Etec products properly exchange accurate date data with Etec products. Prior to the completion of the Warranty Period, Etec will evaluate Customer's system, and if Etec solely determines that it is required, provide Customer with upgrades necessary to achieve Y2K readiness as defined above.

28.0    NOTICES

        Any notice required to be given under this Agreement shall be deemed to have been given for all purposes: 1) when such notice is delivered in person; or 2) when such notice is delivered by Federal Express or other reliable 24-hour delivery service; or 3) five (5) business days after being deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, addressed to the other party at its address stated above. For purposes of this paragraph, any party may substitute another address for its address stated above (or its address which has been substituted by a previous notice) by giving fifteen (15) days notice of the new address to the other party in the manner provided in this paragraph.

29.0    SEVERABILITY

        The invalidity in whole or in part of any provision of this Agreement shall not affect the validity of any other provision.

30.0    HEADINGS

        All headings of this Agreement are inserted for convenience only and shall not affect any construction or interpretations of this Agreement.

31.0    GOVERNING LAW

        This Agreement shall be governed by and construed in accordance with the laws of California, without giving effect to its conflicts of laws principles.

32.0    ENTIRE AGREEMENT

        This Agreement sets forth the entire agreement between Etec and Customer with respect to its subject matter. No other terms, conditions, modifications, changes or amendments shall be effective or recognized without the prior written approval of authorized representatives of Etec and Customer. The lack of objection by either party to any modifying provisions shall not be construed as an acceptance of the modifying provision. This Agreement shall not be modified, supplemented, qualified or interpreted by any trade usage or prior course of dealing.

        ALIGN-RITE INTERNATIONAL
        (CUSTOMER)                         ETEC SYSTEMS, INC.


By: /s/ JAMES MAC DONALD                   By: /s/ STEVEN DUNBRACK
  ------------------------------------        ----------------------------------
          (Authorized Signature)                     (Authorized Signature)

Name: James Mac Donald                     Name: Steven Dunbrack
    ----------------------------------         ---------------------------------
Title: Chairman and CEO                    Title: Director of Marketing Services
     ---------------------------------           -------------------------------
Date: May 22, 1998                         Date: May 22, 1998
     ---------------------------------           -------------------------------

                                   Exhibit D-1

                  ALTA 3500 END USER SOFTWARE LICENSE AGREEMENT


Etec Systems, Inc., 26460 Corporate Avenue, Hayward, California 94545 U.S.A. ("Etec"), grants Align-Rite International, 2428 Ontario Street, Burbank, California 91504-3195 ("Licensee"), a non-exclusive license to use the Licensed Program(s) on the following terms and conditions:

1.0     DEFINITIONS

        (a) "Licensed Program" shall mean each computer software program in machine readable, object, printed or interpreted form furnished by Etec or its distributor to Licensee, including related supporting materials, in machine readable or printed form and any related updated program or program portion, for use with or regarding the Designated Equipment.

        (b) "Designated Equipment" shall mean Etec equipment ALTA-3500 s/n _______ (to be specified at the time of Factory Acceptance) and delivered to Licensee and with which, or for which, the Licensed Program is supplied or specified third party software licenses are issued. Associated third party software will be listed prior to shipment (Attachment A).

        (c) "Use" means copying any portion of any Licensed Program from storage units or media into the Designated Equipment or using any Licensed Program in the course of the operation of any Designated Equipment or in support of the use of any Designated Equipment or program.

2.0     LICENSE

        This license authorizes Licensee on a non-exclusive basis to Use each Licensed Program on each particular Designated Equipment.

3.0     NON-ASSIGNMENT

        This Software License is non-transferable by Licensee and may not be assigned or sublicensed and any attempt to do so shall be invalid.

4.0     COPIES/MODIFICATIONS

        Licensee may make no more than one back-up copy of each Licensed Program for Licensee's Use on any Designated Equipment on which a Licensed Program is licensed. Licensee agrees to include the copyright notice and proprietary rights legend in and on every copy of a Licensed Program in any form. Licensee may not modify or enhance the Licensed Program.


5.0     TITLE

        The original and any copy of the Licensed Programs, in whole or in part, which are made by Licensee, shall be the property of Etec.

6.0     PROTECTION OF LICENSED PROGRAM

        Licensee shall not provide or otherwise make available any Licensed Program in any form to any person other than Licensee's and Etec's employees. Licensee shall take appropriate action by instruction, agreement or otherwise with Licensee's employees to satisfy its obligations under this Software License Agreement. Licensee agrees that the Licensed Program is the confidential trade secret of Etec and Licensee will use at least the same degree of care to protect the confidentiality of the Licensed Program as Licensee's own confidential property. Licensee shall not attempt to reverse engineer or disassemble the Licensed Program.

7.0     TERM AND TERMINATION

        This Software License Agreement and any license granted hereunder may be terminated by Etec if Licensee fails to comply with any of the terms and conditions of this Software License Agreement. The license granted herein shall remain in force until Licensee discontinues the use of that Licensed Program on the Designated Equipment or until Etec terminates this Software License Agreement due to the default by Licensee. Within thirty (30) days after Licensee has discontinued use of any Licensed Program or within ten (10) days after Etec has so terminated any license because of Licensee's default, Licensee will destroy or return to Etec the original and all copies, in whole or in part, of the Licensed Program(s) and certify in writing to Etec that to the best of its knowledge, the original and all copies of the discontinued or terminated Licensed Program(s) have been destroyed, except that, upon prior written authorization from Etec, Licensee may retain a copy for archive purposes only.

8.0     PATENT AND COPYRIGHT INDEMNIFICATION

        Etec at its own expense will defend any action brought against Licensee to the extent that it is based on a claim that any Licensed Program used within the scope of the license hereunder infringes a United States patent or copyright provided Licensee notifies Etec promptly in writing of the action (and all prior claims relating to such action) and Etec has sole control of the defense and all negotiations for its settlement or compromise. In the event any Licensed Program becomes or, in Etec's opinion is likely to become, the subject of a claim of infringement of a patent or copyright, Etec alternatively may at its option either secure the Licensee's right to continue using the Licensed Program, or replace or modify it to make it non-infringing providing such modifications meet the specification as described in 9 below. Etec shall have no liability for any claim of copyright or patent infringement based on (a) use of other than a current unaltered release of the Licensed Program available from Etec or (b) use or combination of the Licensed Program with programs or data not supplied by Etec. THE FOREGOING STATES THE ENTIRE LIABILITY OF ETEC WITH RESPECT TO INFRINGEMENT OF ANY COPYRIGHTS OR PATENTS BY THE LICENSED PROGRAMS OR ANY PARTS THEREOF.

9.0     WARRANTY

        Each Licensed Program when delivered with this Designated Equipment will provide the functions necessary to cause the Designated Equipment to substantially conform to Etec's current published product specifications; however, Licensee acknowledges that the Licensed Programs are of such complexity that they may have inherent defects and agrees that as Etec's sole liability and as sole remedy, Etec will provide programming services to attempt to correct documented program errors that Etec's diagnosis indicates are caused by a defect in an unaltered version of the delivered Licensed Program. Etec does not guarantee the results of any such services or represent or warrant that any or all errors will be corrected, but Etec will make reasonable good faith efforts to correct such errors so that the Designated Equipment substantially achieves the performance levels specified.

10.0    DISCLAIMER OF WARRANTY

        EXCEPT FOR THE EXPRESS WARRANTY STATED ABOVE, ETEC GRANTS NO WARRANTIES, EITHER EXPRESS OR IMPLIED, WITH REGARD TO ANY LICENSED PROGRAM INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

11.0    LIMITATION OF DAMAGES

        Etec's liability for damages, whether arising from contract, warranty, tort (including negligence) or strict liability, with the exception of liability for patent and copyright infringement, shall not exceed ten percent of the price paid by Licensee for the Designated Equipment. IN NO EVENT, WHETHER ARISING FROM CONTRACT, WARRANTY, TORT OR STRICT LIABILITY, WILL ETEC BE LIABLE FOR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS AND LOSS OF USE) OR INCIDENTAL DAMAGES EVEN IF ETEC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12.0    GENERAL

        This Software License Agreement supersedes all prior agreements and understandings between the parties related to the subject matter and is intended by the parties as the complete and exclusive statement of the terms of the Software License Agreement. If any of the provisions of this Software License Agreement are invalid under any applicable statute or rule of law, they are to that extent deemed omitted. This Software License Agreement shall be governed by the laws of the State of California, USA.

13.0    ENFORCEMENT OF LICENSE BY OTHER

        The Licensed Program may include computer software that Etec has licensed from other parties including Sun Microsystems, Inc. ("Sun"), Compaq Computer Corporation, Quarterdeck Systems, Inc. and IBM. Those parties shall be considered third-party beneficiaries of this Software License Agreement and shall be entitled to enforce its terms as if it were Etec with respect to protecting software owned by them. Any back-up copies of the Licensed Program shall include the following:

        (a)    the copyright notice for such software for each third party,

        (b)    any proprietary notices for each third party,

        (c) if the Licensed Program includes Sun software as specified in Attachment A, a notice stating that Sun operating system software is based upon or derived from software made available under license from the American Telephone & Telegraph Co., the Regents of the University of California and the Electrical Engineering and Computer Science Departments of the University of California at Berkeley,

        (d) that this Software License Agreement inures to the benefit of any third party holding any right, title, or interest in the software products licensed by such third party or any software from which such third party software was derived, and

        (e) such third party may directly enforce the terms of this Software License Agreement with respect to protecting software owned by such third party.

        Licensee agrees to keep the original packaged copies of all supplied third party software including the program diskettes, associated manuals, and accompanying third party Program License Agreement statements with the Designated Equipment. In the event that the Designated Equipment is resold and the Licensed Program is licensed, the original copies of the third party software must be transferred to the end user by the Licensee. In accepting transfer of the program and license, the receiving party agrees to accept the terms and conditions of the third party Program License Agreement.

        ALIGN-RITE INTERNATIONAL                 ETEC SYSTEMS, INC.
        (CUSTOMER)


By: /s/ JAMES MAC DONALD                   By: /s/ STEVEN DUNBRACK
  ------------------------------------        ----------------------------------
          (Authorized Signature)                     (Authorized Signature)

Name: James Mac Donald                     Name: Steven Dunbrack
    ----------------------------------         ---------------------------------
Title: Chairman and CEO                    Title: Director of Marketing Services
     ---------------------------------           -------------------------------
Date: May 22, 1998                         Date: May 22, 1998
     ---------------------------------           -------------------------------

                                    EXHIBIT A

                                LICENSED PROGRAMS





     ALTA-3500 SYSTEM                              SYSTEM SERIAL NO.____
                                                   (to be specified at the
                                                   time of Factory Acceptance)



     o    ALTA System Executive Software       9500-6110       version  5.00

     o    ALTA Datapath Processor Software     9500-6010       version  5.00

     o    SUN Microsystems Solaris O/S         2050-0018       version  1.1.2

     o    SUN Microsystems Online DiskSuite    2050-0017       version  1.00









The undersigned agrees that the above described Licensed Programs are licensed to Licensee pursuant to all of the terms and conditions of Etec's ALTA End User Software License Agreement in effect as of this date. A copy of such License Agreement has been received and reviewed by Licensee.

                                   Exhibit D-2

                  ALTA 3500 END USER SOFTWARE LICENSE AGREEMENT

Etec Systems, Inc., 26460 Corporate Avenue, Hayward, California 94545 U.S.A. ("Etec"), grants Align-Rite International, 2428 Ontario Street, Burbank, California 91504-3195 ("Licensee"), a non-exclusive license to use the Licensed Program(s) on the following terms and conditions:

1.0     DEFINITIONS

        (a) "Licensed Program" shall mean each computer software program in machine readable, object, printed or interpreted form furnished by Etec or its distributor to Licensee, including related supporting materials, in machine readable or printed form and any related updated program or program portion, for use with or regarding the Designated Equipment.

        (b) "Designated Equipment" shall mean Etec equipment ALTA-3500 s/n _______ (to be specified at the time of Factory Acceptance) and delivered to Licensee and with which, or for which, the Licensed Program is supplied or specified third party software licenses are issued. Associated third party software will be listed prior to shipment (Attachment A).

        (c) "Use" means copying any portion of any Licensed Program from storage units or media into the Designated Equipment or using any Licensed Program in the course of the operation of any Designated Equipment or in support of the use of any Designated Equipment or program.

2.0     LICENSE

        This license authorizes Licensee on a non-exclusive basis to Use each Licensed Program on each particular Designated Equipment.

3.0     NON-ASSIGNMENT

        This Software License is non-transferable by Licensee and may not be assigned or sublicensed and any attempt to do so shall be invalid.

4.0     COPIES/MODIFICATIONS

        Licensee may make no more than one back-up copy of each Licensed Program for Licensee's Use on any Designated Equipment on which a Licensed Program is licensed. Licensee agrees to include the copyright notice and proprietary rights legend in and on every copy of a Licensed Program in any form. Licensee may not modify or enhance the Licensed Program.

5.0     TITLE

        The original and any copy of the Licensed Programs, in whole or in part, which are made by Licensee, shall be the property of Etec.

6.0     PROTECTION OF LICENSED PROGRAM

        Licensee shall not provide or otherwise make available any Licensed Program in any form to any person other than Licensee's and Etec's employees. Licensee shall take appropriate action by instruction, agreement or otherwise with Licensee's employees to satisfy its obligations under this Software License Agreement. Licensee agrees that the Licensed Program is the confidential trade secret of Etec and Licensee will use at least the same degree of care to protect the confidentiality of the Licensed Program as Licensee's own confidential property. Licensee shall not attempt to reverse engineer or disassemble the Licensed Program.

7.0     TERM AND TERMINATION

        This Software License Agreement and any license granted hereunder may be terminated by Etec if Licensee fails to comply with any of the terms and conditions of this Software License Agreement. The license granted herein shall remain in force until Licensee discontinues the use of that Licensed Program on the Designated Equipment or until Etec terminates this Software License Agreement due to the default by Licensee. Within thirty (30) days after Licensee has discontinued use of any Licensed Program or within ten (10) days after Etec has so terminated any license because of Licensee's default, Licensee will destroy or return to Etec the original and all copies, in whole or in part, of the Licensed Program(s) and certify in writing to Etec that to the best of its knowledge, the original and all copies of the discontinued or terminated Licensed Program(s) have been destroyed, except that, upon prior written authorization from Etec, Licensee may retain a copy for archive purposes only.

8.0     PATENT AND COPYRIGHT INDEMNIFICATION

        Etec at its own expense will defend any action brought against Licensee to the extent that it is based on a claim that any Licensed Program used within the scope of the license hereunder infringes a United States patent or copyright provided Licensee notifies Etec promptly in writing of the action (and all prior claims relating to such action) and Etec has sole control of the defense and all negotiations for its settlement or compromise. In the event any Licensed Program becomes or, in Etec's opinion is likely to become, the subject of a claim of infringement of a patent or copyright, Etec alternatively may at its option either secure the Licensee's right to continue using the Licensed Program, or replace or modify it to make it non-infringing providing such modifications meet the specification as described in 9 below. Etec shall have no liability for any claim of copyright or patent infringement based on (a) use of other than a current unaltered release of the Licensed Program available from Etec or (b) use or combination of the Licensed Program with programs or data not supplied by Etec. THE FOREGOING STATES THE ENTIRE LIABILITY OF ETEC WITH RESPECT TO INFRINGEMENT OF ANY COPYRIGHTS OR PATENTS BY THE LICENSED PROGRAMS OR ANY PARTS THEREOF.

9.0     WARRANTY

        Each Licensed Program when delivered with this Designated Equipment will provide the functions necessary to cause the Designated Equipment to substantially conform to Etec's current published product specifications; however, Licensee acknowledges that the Licensed Programs are of such complexity that they may have inherent defects and agrees that as Etec's sole liability and as sole remedy, Etec will provide programming services to attempt to correct documented program errors that Etec's diagnosis indicates are caused by a defect in an unaltered version of the delivered Licensed Program. Etec does not guarantee the results of any such services or represent or warrant that any or all errors will be corrected, but Etec will make reasonable good faith efforts to correct such errors so that the Designated Equipment substantially achieves the performance levels specified.

10.0    DISCLAIMER OF WARRANTY

        EXCEPT FOR THE EXPRESS WARRANTY STATED ABOVE, ETEC GRANTS NO WARRANTIES, EITHER EXPRESS OR IMPLIED, WITH REGARD TO ANY LICENSED PROGRAM INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

11.0    LIMITATION OF DAMAGES

        Etec's liability for damages, whether arising from contract, warranty, tort (including negligence) or strict liability, with the exception of liability for patent and copyright infringement, shall not exceed ten percent of the price paid by Licensee for the Designated Equipment. IN NO EVENT, WHETHER ARISING FROM CONTRACT, WARRANTY, TORT OR STRICT LIABILITY, WILL ETEC BE LIABLE FOR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS AND LOSS OF USE) OR INCIDENTAL DAMAGES EVEN IF ETEC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12.0    GENERAL

        This Software License Agreement supersedes all prior agreements and understandings between the parties related to the subject matter and is intended by the parties as the complete and exclusive statement of the terms of the Software License Agreement. If any of the provisions of this Software License Agreement are invalid under any applicable statute or rule of law, they are to that extent deemed omitted. This Software License Agreement shall be governed by the laws of the State of California, USA.

13.0    ENFORCEMENT OF LICENSE BY OTHER

        The Licensed Program may include computer software that Etec has licensed from other parties including Sun Microsystems, Inc. ("Sun"), Compaq Computer Corporation, Quarterdeck Systems, Inc. and IBM. Those parties shall be considered third-party beneficiaries of this Software License Agreement and shall be entitled to enforce its terms as if it were Etec with respect to protecting software owned by them. Any back-up copies of the Licensed Program shall include the following:

        (a)    the copyright notice for such software for each third party,

        (b)    any proprietary notices for each third party,

        (c) if the Licensed Program includes Sun software as specified in Attachment A, a notice stating that Sun operating system software is based upon or derived from software made available under license from the American Telephone & Telegraph Co., the Regents of the University of California and the Electrical Engineering and Computer Science Departments of the University of California at Berkeley,

        (d) that this Software License Agreement inures to the benefit of any third party holding any right, title, or interest in the software products licensed by such third party or any software from which such third party software was derived, and

        (e) such third party may directly enforce the terms of this Software License Agreement with respect to protecting software owned by such third party.

        Licensee agrees to keep the original packaged copies of all supplied third party software including the program diskettes, associated manuals, and accompanying third party Program License Agreement statements with the Designated Equipment. In the event that the Designated Equipment is resold and the Licensed Program is licensed, the original copies of the third party software must be transferred to the end user by the Licensee. In accepting transfer of the program and license, the receiving party agrees to accept the terms and conditions of the third party Program License Agreement.

        ALIGN-RITE INTERNATIONAL                        ETEC SYSTEMS, INC.
        (CUSTOMER)



By: /s/ JAMES MAC DONALD                   By: /s/ STEVEN DUNBRACK
  ------------------------------------        ----------------------------------
          (Authorized Signature)                     (Authorized Signature)

Name: James Mac Donald                     Name: Steven Dunbrack
    ----------------------------------         ---------------------------------
Title: Chairman and CEO                    Title: Director of Marketing Services
     ---------------------------------           -------------------------------
Date: May 22, 1998                         Date: May 22, 1998
     ---------------------------------           -------------------------------

                                    EXHIBIT A

                                LICENSED PROGRAMS





     ALTA-3500 SYSTEM                               SYSTEM SERIAL NO.____
                                             (to be specified at the time of
                                                   Factory Acceptance)



        o  ALTA System Executive Software    9500-6110     version 5.00

        o  ALTA Datapath Processor Software  9500-6010     version 5.00

        o  SUN Microsystems Solaris O/S      2050-0018     version 1.1.2

        o  SUN Microsystems Online DiskSuite 2050-0017     version 1.00










The undersigned agrees that the above described Licensed Programs are licensed to Licensee pursuant to all of the terms and conditions of Etec's ALTA End User Software License Agreement in effect as of this date. A copy of such License Agreement has been received and reviewed by Licensee.